Components of Income Tax Provision (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current:
Domestic		$ (361)	$ 3,358
Foreign	20,898	9,336	3,599
Total current provision	20,898	8,975	6,957
Deferred:
Domestic	(396)	8,701	(50,646)
Foreign	18,504	(6,535)	(5,571)
Total deferred provision (benefit)	18,108	2,166	(56,217)
Income tax provision (benefit)	$ 39,006	$ 11,141	$ (49,260)